UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Short Duration Municipal Income Fund
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
   (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
 Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
  (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SHORT DURATION
MUNICIPAL INCOME FUND

ANNUAL REPORT   |   OCTOBER 31, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N OT B A N K G U A R A N T E E D • M A Y L O S E V A L U E

Annual Report • October 31, 2004 SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND
JOSEPH P. DEANE PORTFOLIO MANAGER	DAVID FARE PORTFOLIO MANAGER

JOSEPH P. DEANE
Joseph P. Deane has more than 34 years of securities business experience. He’s been featured in industry publications such as Investors Business Daily and The Wall Street Journal. He is also portfolio manager of the Smith Barney Total Return Bond Fund as well as a number of state-specific municipal bond funds.

DAVID FARE
David Fare has more than 17 years of securities business experience. He has managed California, New York and National Municipal Funds for institutional and private clients.

FUND OBJECTIVE
The fund seeks to generate high current income exempt from regular federal income tax while preserving capital. The portfolio invests at least 80% of its net assets in “municipal securities,” which are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers.
	What’s Inside

	Letter From the Chairman	1

	Manager Overview	2

	Fund at a Glance	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	8

	Schedule of Investments	9

	Statement of Assets and Liabilities	17

	Statement of Operations	18

	Statements of Changes in Net Assets	19

	Financial Highlights	20

	Notes to Financial Statements	24

	Report of Independent Registered Public Accounting Firm	30

	Additional Information	31

	Important Tax Information	35

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

For the first time in four years, the Federal Reserve Board (“Fed”)[i] pushed short-term interest rates higher during the 12 months ended October 31, 2004.The Fed raised its target for the closely watched federal funds rateii by 0.25% on three occasions, increasing it from a four-decade low of 1.00% in June to 1.75% in September. Following the end of the period, at its November meeting, the Fed increased the rate once again by 0.25% to 2.00% . Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

Although inflation picked up earlier this year, recently reported figures were benign.The U.S. economy grew at a moderate rateiii. Labor market growthiv picked up significantly in the spring, then tapered off over the summer, but has recently exceeded consensus expectations.

Given the mixed economic results and conflicting signals to investors during the period, the bond market fluctuated significantly.As the portfolio managers explain in the accompanying letter, although their lower-duration[v] approach detracted from the fund’s ability to completely participate in the market’s upside moves, this more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfoliosvi.While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state reg-ulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S.Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff.Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 11, 2004

1 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

M A N A G E R   O V E R V I E W

Performance Review

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney Short Duration Municipal Income Fund, excluding sales charges, returned 0.50% . In comparison, the fund’s unmanaged benchmark, the Lehman Brothers Three-Year Municipal Bond Index,vii returned 2.19% for the same period.The Lipper Short-Intermediate Municipal Debt Funds Category Average1, was 2.26% .

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Municipal bonds traded in a fairly narrow range during the first part of the 12 months ended October 31, 2004. During this time, the economy grew at a more robust pace versus early 2003.iii Although labor market growthviii languished throughout 2003 into the first quarter of this year, it rose significantly and remained strong in the early spring, and inflation picked up as well.ix

After an extended period of monetary easing, the Fed raised its federal funds rateii target from a four-decade low of 1.00% to 1.25% at the end of June—the first hike in four years.The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts.The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows.As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in both August and September, bringing the target rate to 1.75% . Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

PERFORMANCE SNAPSHOT
AS OF OCTOBER 31, 2004
(excluding sales charges)

	6 Months	12 Months

Class A Shares—
Short Duration
Municipal Income Fund	0.60%	0.50%

Lehman Brothers
Three-Year Municipal
Bond Index	1.97%	2.19%

Lipper Short-Intermediate
Municipal Debt Funds
Category Average	2.00%	2.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursement or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.43%, Class C shares returned 0.42%, and Class Y shares returned 0.67% over the six months ended October 31, 2004. Excluding sales charges, Class B shares returned 0.16% and Class C shares returned 0.14% over the twelve months ended October 31, 2004. Excluding sales charges, Class Y shares returned 0.56% since their inception on November 14, 2003.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 45 funds for the six-month period and among the 44 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 44 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

2 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

After the period ended, investors’ reaction to an employment report issued in November, which yielded surprisingly robust labor market results for October, exerted downward pressure on bond prices. Non-farm payrolls rose by 337,000 jobs versus a projected increase of 175,000 for the month.

The Fed subsequently raised its fed funds rate target by an additional 0.25% to 2.00% on November 10th. In its statement, the Fed said,“Output appears to be growing at a moderate pace despite the rise in energy prices, and labor market conditions have improved. Inflation and longer-term inflation expectations remain well contained.”The monetary policymaking committee retained wording from its previous statements stating its stance that policy accommodation can be removed “at a pace that is likely to be measured.”iv

Over the 12-month period, compelling taxable equivalent yields for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds, although they experienced net outflows over the year. Nonetheless, municipal bonds outperformed U.S.Treasuries over the 12 months.x

During the period, the fund remained defensively positioned to hold up better in a rising-rate environment. Although this approach limited the fund’s ability to participate as fully in upside market moves during times when bond prices rose, the fund held up better than longer-duration portfolios when bond prices sharply dropped, such as in April. In the recent market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-durationv strategy.

At the end of October, the average life and average maturity of holdings in the portfolio were 2.8 and 2.9 years, respectively.The fund has maintained a focus on seeking competitive income streams and high credit quality.As of October’s close, the fund’s average coupon was 4.51%, while its average market yield was 2.38%, while all of its holdings were rated investment-grade.We have continued to target bonds in a diverse cross-section of market segments where we perceive there to be potential for relative value.

Thank you for your investment in the Smith Barney Short Duration Municipal Income Fund.As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund's investment goals.

Sincerely, Joseph P. Deane Investment Officer	David Fare Investment Officer

November 11,2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind that the fund’s investments are subject to interest rate and credit risks. Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	Source: Bureau of Labor Statistics.

v	Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

vi	Based upon the performance of the Lehman Brothers Municipal Bond Index.

vii	The Lehman Brothers Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

viii	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.

ix	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.

x	Source: Lehman Brothers. Municipal bonds are direct debt obligations issued and backed by the full faith and credit of those municipalities issuing the bonds, whereas U.S. Treasuries are direct debt obligations issued and backed by the full faith and credit of the U.S. government. The principal face value amount and interest payments on debt obligations are guaranteed by the issuer when the securities are held to maturity. Market prices and yields will fluctuate. Performance of bond categories are based upon Lehman Brothers index data representative of the total returns of a universe of securities in each respective class of fixed-income securities over the 12 months ending October 31, 2004.

3 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	0.60%	$1,000.00	$1,006.00	0.75%	$3.78

Class B	0.43	1,000.00	1,004.30	1.10	5.54

Class C(4)	0.42	1,000.00	1,004.20	1.10	5.54

Class Y	0.67	1,000.00	1,006.70	0.59	2.98

(1)	For the six months ended October 31, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed Class C shares.

5 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.37	0.75%	$3.81

Class B	5.00	1,000.00	1,019.61	1.10	5.58

Class C(3)	5.00	1,000.00	1,019.61	1.10	5.58

Class Y	5.00	1,000.00	1,022.17	0.59	3.00

(1)	For the six months ended October 31, 2004.

(2)	Expenses (net of voluntary waiver) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed Class C shares.

6 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)	Class Y*

Twelve Months Ended 10/31/04	0.50%	0.16%	0.14%	N/A

Inception** through 10/31/04	0.99	0.65	0.63	0.56%

	With Sales Charges(3)

	Class A	Class B	Class C(2)	Class Y*

Twelve Months Ended 10/31/04	(1.47)%	(4.77)%	0.14%	N/A

Inception** through 10/31/04	(0.24)	(1.80)	0.63	0.56%

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Inception** through 10/31/04)	1.61%

Class B (Inception** through 10/31/04)	1.06

Class C(2) (Inception** through 10/31/04)	1.02

Class Y (Inception** through 10/31/04)	0.56

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(2)	On April 29, 2004 Class L shares were renamed Class C shares.

(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sale charge of 2.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the one year of purchase payment. The 1.00% initial sales charge on Class C is no longer imposed effective February 2, 2004.

*	Commencement of Operations November 14, 2003.

**	Inception dates for Class A, B, C and Y are March 17, 2003, March 19, 2003, March 18, 2003 and November 14, 2003, respectively.

7 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Short Duration Municipal Income Fund
vs. Lehman Three-Year Municipal Bond Index Benchmark†

March 2003 — October 2004

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on March 17, 2003, assuming deduction of the maximum 2.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, through October 31, 2004. The Lehman Three-Year Municipal Bond Index is a broad-based bond index of the municipal bond market with maturi- ties of approximately three years. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distrubutions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Schedule of Investments	October 31, 2004

FACE
AMOUNT
(000’s omitted)	RATING(a)	SECURITY	VALUE

MUNICIPAL BONDS — 97.8%
Arizona — 3.0%
$3,000	AAA	Arizona School Facilities Board, CTFS, FGIC-Insured 5.00% due 9/1/07	$3,246,150
2,185	AAA	Arizona State Transportation Board Revenue, 4.00% due 7/1/08	2,313,871

			5,560,021

California — 12.4%
2,250	BBB+	California Pollution Control Solid Waste Revenue, Put, 2.00% due 12/1/33	2,248,920
3,000	A	California State, G.O., 5.00% due 2/1/09	3,266,790
8,000	AA-	California State, G.O., Economic Recovery, 5.00% due 7/1/08 (b)	8,754,000
6,000	BBB	California Statewide Communities Development, Solid Waste Revenue, Put, 2.90% due 4/1/11(b)	5,944,680
1,000	AAA	Natomas School District, CA,CTFS, AMBAC-Insured, Put, 2.50% due 2/1/28	1,000,570
		Redding, CA, Redevelopment Agency Tax Allocation, MBIA-Insured:
1,000	AAA	2.00% due 9/1/06	1,003,210
1,000	AAA	3.00% due 9/1/07	1,027,340

			23,245,510

Colorado — 5.0%
5,315	AAA	Adams & Arapahoe Counties, CO, Joint School District, G.O., FSA-Insured, 5.00% due 12/1/07(b)	5,788,566
1,500	A	Denver, CO, City & County Airport Revenue, 14.00% due 11/15/08	1,987,740
1,515	AAA	Larimer County, CO, Sales & Use Tax Revenue, MBIA-Insured, 4.00% due 12/15/06	1,577,145

			9,353,451

Connecticut — 3.1%
4,900	AAA	Connecticut State Airport Revenue, FGIC-Insured, 5.00% due 10/1/07(b)	5,281,857
600	AAA	New Haven, CT, G.O., 4.00% due 11/1/07	631,308

			5,913,165

Florida — 3.1%
345	AAA	Clearwater, FL, Housing Authority Revenue, FSA-Insured, 4.95% due 6/1/07	363,878
1,000	AAA	Miami Dade County, FL, School Board, CTFS, MBIA-Insured, 5.00% due 8/1/07	1,076,080
4,000	AA	Orlando, FL, Utilities Common Water & Electric Revenue, Put, 5.00% due 10/1/25(b)	4,354,720

			5,794,678

llinois — 7.3%
1,000	AAA	Chicago, IL, G.O., 4.00% due 1/1/08	1,053,090
1,720	AAA	Cicero, IL, G.O., FGIC-Insured, 4.25% due 1/1/07	1,800,668
4,000	AA	Illinois State, G.O., 5.00% due 10/1/08 (b)	4,373,440
6,000	AAA	Illinois State, Unemployment Insurance Revenue, FSA-Insured, 5.00% due 12/15/07(b)	6,457,080

			13,684,278

Indiana — 2.7%
5,000	Aaa**	St. Joseph County, IN, Educational Facilities Revenue, Put, 2.50% due 3/1/38(b)	4,997,000

Iowa — 0.6%
1,060	Aaa*	Ames, IA, Hospital Revenue, AMBAC-Insured, 3.00% due 6/15/09	1,068,639

Kansas — 1.1%
2,000	BBB	La Cygne, KS, Environmental Improvement Revenue, Put, 2.25% due 3/1/15	1,995,900

See Notes to Financial Statements.

9 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

FACE
AMOUNT
(000’s omitted)	RATING(a)	SECURITY	VALUE

Kentucky — 2.1%
$2,000	AAA	Kentucky Higher Education Student Loan Corp., Revenue, 1.65% due 6/1/05	$1,989,880
1,750	AAA	Louisville & Jefferson County, KY, Regional Airport Authority Systems Revenue,
		FSA-Insured, 5.25% due 7/1/08	1,899,415

			3,889,295

Massachusetts — 1.4%
400	AA	Massachusetts Bay Transportation Authority Revenue, 5.60% due 3/1/08	441,500
1,200	AA-	Massachusetts State, G.O., 5.375% due 8/1/08	1,326,168
1,000	AA+	Massachusetts State Health Educational Facilities Authority Revenue, Put, 1.85% due 7/1/33	999,440

			2,767,108

Michigan — 4.9%
500	AA+	Michigan Municipal Bond Authority Revenue, 5.25% due 6/1/07	539,575
2,000	AAA	Michigan State Building Authority Revenue, 5.00% due 10/15/07	2,160,880
6,000	A	Michigan State Hospital Finance Authority Revenue, 5.00% due 11/1/08(b)	6,455,580

			9,156,035

Missouri — 1.8%
2,500	AAA	Missouri State Regional Convention & Sports Complex Authority Revenue, 5.00% due 8/15/07	2,694,225
600	AAA	St. Louis, MO, Municipal Finance Corp., Revenue, AMBAC-Insured, 4.00% due 7/15/07	629,436

			3,323,661

Nevada — 0.1%
150	AAA	Clark County, NV, G.O., FGIC-Insured, 5.00% due 6/1/07	160,974

New Jersey — 3.6%
1,000	Aaa**	Essex County, NJ, Improvement Authority Revenue, FGIC-Insured, 5.00% due 10/1/07	1,078,520
500	BBB	New Jersey State Economic Development Authority, Revenue, 5.00% due 6/15/07	531,195
150	AA	New Jersey State, G.O., 5.25% due 3/1/06	156,554
3,000	A+	New Jersey Transportation Trust Fund Authority Revenue, 5.00% due 6/15/07	3,203,700
200	AAA	Passaic County, NJ, G.O., AMBAC-Insured, 6.00% due 9/1/06	214,544
1,500	Aaa**	Perth Amboy, NJ, G.O., FSA-Insured, 5.10% due 9/1/07	1,622,010

			6,806,523

New York — 18.5%
300	AAA	Hospital Revenue, AMBAC-Insured 5.50% due 2/15/07	323,172
		Hospital Revenue, FSA-Insured:
3,000	AAA	5.00% due 2/15/07	3,198,420
1,000	AAA	5.00% due 8/15/07	1,077,410
2,000	A	Lease Revenue, 5.00% due 5/15/08	2,158,920
1,210	A-	Long Island Power Authority, NY, Electric System Revenue, 5.00% due 6/1/07	1,286,908
1,750	A	Metropolitan Transportation Authority Revenue, 3.00% due 11/15/06	1,780,135
700	AAA	Montgomery Otsego, Schoharie County, NY, Solid Waste Management Authority Revenue,
		MBIA-Insured, 3.50% due 1/1/08	726,754
		New York City, NY, G.O.:
300	A	5.00% due 8/1/06	313,866
2,250	A	5.00% due 6/1/09	2,460,240
1,500	AA+	New York City, NY, G.O., Transitional Finance Authority Revenue, 5.00% due 8/1/08	1,641,060
1,500	AA	New York State, G.O., 4.00% due 4/15/06	1,542,870
		New York State Dormitory Authority Revenue:
1,750	AA-	5.75% due 7/1/06	1,855,753

See Notes to Financial Statements.

     10 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

FACE
AMOUNT
(000’s omitted)	RATING(a)	SECURITY	VALUE

New York — 18.5% (continued)
$710	AAA	MBIA-Insured, 4.50% due 10/1/06	$743,789
		FGIC-Insured:
1,470	AAA	4.00% due 7/1/08	1,557,759
1,650	AAA	5.00% due 7/1/09	1,827,309
6,725	AA-	New York State Power Authority & General Purpose Revenue, Put, 1.35% due 3/1/16(b)	6,713,702
200	AA-	New York State Urban Development Corp. Revenue, 5.40% due 1/1/06	207,714
5,000	AA-	Tobacco Settlement Financing Corp. Revenue, 5.00% due 6/1/07(b)	5,321,700

			34,737,481

North Carolina — 0.6%
		Rutherford County, NC, CTFS, AMBAC-Insured:
300	AAA	2.25% due 3/1/06	301,248
400	AAA	2.375% due 3/1/07	403,664
425	AAA	2.75% due 3/1/08	432,591

			1,137,503

Ohio — 7.8%
2,905	Aa2**	Central Ohio Solid Waste Authority, G.O., 5.00% due 12/1/07	3,135,831
2,500	AAA	Dayton, OH, City School District, G.O., FGIC-Insured, 4.00% due 12/1/07	2,635,475
		Midview, OH, Local School District, CTFS:
420	A	4.00% due 11/1/06	431,932
435	A	4.50% due 11/1/07	457,250
455	A	4.50% due 11/1/08	478,009
		Ohio State Building Authority, Vera Cliff Revenue:
3,320	AA	5.00% due 10/1/07	3,584,571
3,495	AA	5.00% due 10/1/08(b)	3,832,233

			14,555,301

Pennsylvania — 1.8%
500	AAA	Blair County, PA, Hospital Authority Revenue, 5.375% due 7/1/06	526,750
1,000	AA-	Delaware County, PA, Authority University Revenue, Put, 2.00% due 8/1/31	995,990
1,750	AAA	Greene County, PA, Industrial Development Authority Revenue, 4.75% due 2/1/07	1,854,265

			3,377,005

Puerto Rico — 3.9%
		Puerto Rico Commonwealth G.O.:
1,200	AAA	FSA-Insured, Put, 5.50% due 7/1/18	1,325,604
3,000	A-	MBIA-Insured, Put, 6.00% due 7/1/13	3,329,520
1,500	A-	Put, 5.00% due 7/1/18	1,618,365
1,000	A	Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
		5.00% due 7/1/07	1,069,550

			7,343,039

Rhode Island — 0.7%
1,245	AAA	Providence, RI, Public Building Authority Revenue, MBIA-Insured, 4.00% due 12/15/08	1,320,609

Tennessee — 0.1%
100	AAA	Metro Government, Nashville, TN, Water & Sewer Revenue, 5.00% due 1/1/07	106,268

Texas — 5.2%
600	AAA	Lower Colorado River Authority, TX, Revenue, 6.00% due 5/15/08	671,886
2,415	AAA	Northside, TX, Independent School District, G.O., Put, 2.45% due 8/1/33	2,435,576
680	AAA	San Angelo, TX, CTFS, 6.25% due 2/15/07	744,008

See Notes to Financial Statements.

11 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

FACE
AMOUNT
(000’s omitted)	RATING(a)	SECURITY	VALUE

Texas — 5.2% (continued)
$3,000	AAA	San Antonio, TX, Hotel Occupancy Revenue, 5.00% due 8/15/34	$3,258,840
1,080	AAA	Texas Municipal Power Agency Revenue, FGIC-Insured, 5.00% due 9/1/07	1,163,354
1,445	AAA	Waco, TX, Health Facilities Development Corp. Revenue, MBIA-Insured, 5.00% due 9/1/07	1,552,407

			9,826,071

Utah — 0.5%
1,000	AA+	Utah County, UT, Hospital Revenue, 5.00% due 5/15/06	1,042,750

Virginia — 1.1%
1,000	BBB+	Peninsula Ports Authority, VA, Coal Terminal Revenue, Put, 3.30% due 10/1/33	1,013,190
1,030	AAA	Southwest Virginia, Regulatory Jail Authority Revenue, MBIA-Insured, 4.00% due 9/1/07	1,081,407

			2,094,597

Washington — 4.8%
1,000	AAA	Clark County, WA, Public Utility District:
		Electric Revenue, MBIA Insured, 5.00% due 1/1/08	1,082,160
2,145	AAA	Generating Systems Revenue,
		MBIA-Insured, 5.00% due 1/1/08	2,321,233
2,260	AAA	Tacoma, WA, Water Revenue, FSA-Insured, 4.00% due 12/1/07	2,379,012
3,000	AAA	Washington State, Public Power Supply Revenue, MBIA-Insured, 5.75% due 7/1/10	3,229,500

			9,011,905

Wisconsin — 0.6%
600	BBB	Badger, WI, Tobacco Asset Securitization Corp. Revenue, 5.50% due 6/1/06	614,994
500	AAA	Wisconsin Public Power Inc., Revenue, MBIA-Insured, 5.00% due 7/1/07	537,055

			1,152,049

		TOTAL MUNICIPAL BONDS
		(Cost—$182,251,709)	183,420,816

VARIABLE RATE DEMAND NOTES(c) at AMORTIZED COST — 1.3%
600	VMIG1	Collier County, FL, Health Facilities Authority, Hospital Revenue, 1.74% due 1/1/35	600,000
100	A-1+	Monroe County Development Authority, GA, Pollution Control Revenue, 1.74% due 1/1/22	100,000
1,600	A-1+	Pennsylvania State Higher Educational Facilities Authority Revenue, 1.74% due 11/1/30	1,600,000
200	VMIG1	Port Authority of New York & New Jersey Special Obligation Revenue, 1.71% due 6/1/20	200,000

		TOTAL VARIABLE RATE DEMAND NOTES
		(Cost—$2,500,000)	2,500,000

		TOTAL INVESTMENTS — 99.1%	185,920,816
		(Cost—$184,751,709*)
		Other Assets in Excess of Liabilities — 0.9%	1,625,599

		TOTAL NET ASSETS — 100.0%	$187,546,415

(a)	All ratings are by Standard & Poor’s Rating Services, except for those which are identified by a double asterisk (**), are rated by Moody’sInvestors Service.

(b)	Security is segregated as collateral for open futures contracts.

(c)	Variable rate demand notes have a demand feature under which the Fund may tender the security to the Issuer within 7 days notice.

*	Aggregate cost for Federal income tax purposes is $184,751,709.

See Notes to Financial Statements.

12 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Schedule of Investments (continued)	October 31, 2004

Summary of Investments by Industry*

General Obligations	26.2%
Education	15.0
Utilities	13.6
Miscellaneous	13.4
Transportation	10.3
Hospitals	8.5
Solid Waste	4.8
Tobacco	3.2
Tax Allocation	2.0
Water and Sewer	1.3
Finance	1.2
Industrial Development	0.3
Multi-Family Housing	0.2

100.0%

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

13 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay inter-
est and repay principal for bonds in this category than in higher rated categories.

BB,B,	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest
CCC		and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the
and CC		highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
“gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various pro-
tective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreli-
able over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of inter-
est and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-
comings.

Fitch Ratings (“Fitch”) — Ratings from “A” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA	—	Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely pay-
ment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

A	—	Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is con-
sidered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB	—	Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

14 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest;
those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having demand feature —VRDO.

P-1	—	Moody’s highest rating for commercial paper and forVRDO prior to the advent of theVMIG 1 rating.

15 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Abbreviations* (unaudited)

ABAG	—	Association of Bay Area Governments	HDC	—	Housing Development Corporation
ACA	—	American Capital Assurance	HFA	—	Housing Finance Authority
AIG	—	American International Guaranty	IBC	—	Insured Bond Certificates
AMBAC	—	Ambac Assurance Corporation	IDA	—	Industrial Development Authority
BAN	—	Bond Anticipation Notes	IDB	—	Industrial Development Board
BIG	—	Bond Investors Guaranty	IDR	—	Industrial Development Revenue
CGIC	—	Capital Guaranty Insurance Company	IFA	—	Industrial Finance Authority
CHFCLI	—	California Health Facility Construction	INFLOS	—	Inverse Floaters
		Loan Insurance	LOC	—	Letter of Credit
CONNIE LEE	—	College Construction Loan Insurance	MBIA	—	Municipal Bond Investors Assurance
		Association			Corporation
CTFS	—	Certificates of Participation	MVRICS	—	Municipal Variable Rate Inverse Coupon
EDA	—	Economic Development Authority			Security
ETM	—	Escrowed to Maturity	PCR	—	Pollution Control Revenue
FAIRS	—	Floating Adjustable Interest Rate	RAN	—	Revenue Anticipation Notes
		Securities	RIBS	—	Residual Interest Bonds
FGIC	—	Financial Guaranty Insurance Company	RITES	—	Residual Interest Tax-Exempt Securities
FHA	—	Federal Housing Administration	SYCC	—	Structured Yield Curve Certificate
FHLMC	—	Federal Home Loan Mortgage	TAN	—	Tax Anticipation Notes
		Corporation	TECP	—	Tax-Exempt Commercial Paper
FNMA	—	Federal National Mortgage Association	TICS	—	Tender Inverse Certificates
FRTC	—	Floating Rate Trust Certificates	TOB	—	Tender Option Bonds
FSA	—	Financing Security Assurance	TRAN	—	Tax and Revenue Anticipation Notes
GIC	—	Guaranteed Investment Contract	VA	—	Veterans Administration
GNMA	—	Government National Mortgage Association	VRWE	—	Variable Rate Wednesday Demand
GO	—	General Obligation

*	Abbreviations may or may not appear in the Schedule of Investments.

16 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments at value (Cost $182,251,709)	$183,420,816
Short-term holdings, at amortized cost (Cost $2,500,000)	2,500,000
Interest receivable	2,292,357
Receivable for shares of beneficial interest sold	151,437

Total Assets	188,364,610

LIABILITIES:
Payable for Fund shares repurchased	359,189
Payable to broker—variation margin	126,875
Management fee payable (Note 2)	71,361
Dividends payable	52,201
Payable to custodian	40,804
Distribution fees payable (Note 4)	39,185
Accrued expenses and other liabilities	128,580

Total Liabilities	818,195

Total Net Assets	$187,546,415

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$379
Capital paid in excess of par value	189,856,035
Undistributed net investment income	20,857
Accumulated net realized loss from investment transactions and futures contracts	(3,087,620)
Net unrealized appreciation of investments and futures contracts	756,764

Total Net Assets	$187,546,415

Computation of:
Class A Shares:
Net Asset Value per share ($135,951,775 ÷ 27,499,879 shares outstanding)	$4.94
Offering Price per share ($4.94 ÷ 0.98)	$5.04	*

Class B Shares:
Net Asset Value per share and offering price ($3,483,454 ÷ 704,676 shares outstanding)	$4.94	**

Class C Shares†:
Net Asset Value per share and offering price ($47,837,890 ÷ 9,675,827 shares outstanding)	$4.94	**

Class Y Shares‡:
Net Asset Value per share and offering price ($273,296 ÷ 55,249 shares outstanding)	$4.95

  *   Based upon single purchases of less than $500,000.

**   Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  †   Effective April 29, 2004, Class L shares were renamed as Class C shares.

  ‡   November 14, 2003, Commencement of Operations

See Notes to Financial Statements.

17 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest Income	$4,361,631

EXPENSES:
Management fee (Note 2)	741,174
Distribution fees (Note 4)	423,045
Blue sky fees	63,329
Custody and fund accounting fees	61,914
Shareholder communications (Note 4)	52,702
Legal fees	46,627
Transfer agency services (Note 4)	33,960
Audit fees	21,000
Registration fees	8,878
Trustees’ fees	4,999
Other	9,889

Total Expenses	1,467,517
Less: Aggregate amount waived by the Manager (Notes 2 and 9)	(56,519)

Net Expenses	1,410,998

Net Investment Income	2,950,633

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS AND FUTURES
CONTRACTS (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(1,079,798)
Futures contracts	(1,829,149)

Net Realized Loss	(2,908,947)

Net Increase in Net Unrealized Appreciation	507,895

Net Loss on Investment and Futures Contracts	(2,401,052)

Increase in Net Assets From Operations	$549,581

See Notes to Financial Statements.

18 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Statements of Changes in Net Assets

		March 17, 2003
		(Commencement
	For the Year Ended	of Operations) to
	October 31, 2004	October 31, 2003

OPERATIONS:
Net investment income	$2,950,633	$608,567
Net realized loss	(2,908,947)	(178,673)
Net increase in unrealized appreciation	507,895	248,869

Increase in Net Assets From Operations	549,581	678,763

DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(2,950,532)	(608,668)

Decrease in Net Assets From Dividends to Shareholders	(2,950,532)	(608,668)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Net proceeds from sale of shares	165,577,098	155,402,258
Net asset value of shares issued for reinvestment of dividends	2,348,618	434,437
Cost of shares repurchased	(95,714,854)	(38,170,286)

Net Increase in Net Assets From Transactions in Shares of Beneficial Interest	72,210,862	117,666,409

Increase in Net Assets	69,809,911	117,736,504

NET ASSETS:
Beginning of year	117,736,504	—

End of year†	$187,546,415	$117,736,504

† Includes undistributed net investment income	$20,857	$20,756

See Notes to Financial Statements.

19 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2004	2003 (2)

Net Asset Value, Beginning of Year	$5.01	$5.00

Income From Operations:
Net investment income	0.09	0.05
Net realized and unrealized gain (loss)	(0.07)	0.01

Total Income From Operations	0.02	0.06

Less Dividends From:
Net investment income	(0.09)	(0.05)

Net Asset Value, End of Year	$4.94	$5.01

Total Return(3)	0.50%	1.10	%‡

Net Assets, End of Year (000s)	$135,952	$76,033

Ratios to Average Net Assets:
Expenses(4)	0.75%	0.73	%†
Net investment income	1.90	1.54	†

Portfolio Turnover Rate	27%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period March 17, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 0.78% and 1.18%, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

20 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2004	2003 (2)

Net Asset Value, Beginning of Year	$5.01	$5.00

Income From Operations:
Net investment income	0.08	0.04
Net realized and unrealized gain (loss)	(0.07)	0.01

Total Income From Operations	0.01	0.05

Less Dividends From:
Net investment income	(0.08)	(0.04)

Net Asset Value, End of Year	$4.94	$5.01

Total Return(3)	0.16%	0.90	%‡

Net Assets, End of Year (000s)	$3,483	$2,286

Ratios to Average Net Assets:
Expenses(4)	1.10%	1.07	%†
Net investment income	1.58	1.20	†

Portfolio Turnover Rate	27%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period March 19, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.13% and 1.53%, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

21 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)(2)	2004	2003 (3)

Net Asset Value, Beginning of Year	$5.01	$5.00

Income From Operations:
Net investment income	0.08	0.03
Net realized and unrealized gain (loss)	(0.07)	0.01

Total Income From Operations	0.01	0.04

Less Dividends From:
Net investment income	(0.08)	(0.03)

Net Asset Value, End of Year	$4.94	$5.01

Total Return(4)	0.14%	0.88	%‡

Net Assets, End of Year (000s)	$47,838	$39,417

Ratios to Average Net Assets:
Expenses(5)	1.10%	1.07	%†
Net investment income	1.54	1.21	†

Portfolio Turnover Rate	27%	10%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Effective April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period March 18, 2003 (inception date) to October 31, 2003.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.13% and 1.52%, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

22 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout the period ended October 31, unless otherwise noted:

Class Y Shares(1)	2004 (2)

Net Asset Value, Beginning of Year	$5.02

Income From Operations:
Net investment income	0.10
Net realized and unrealized loss	(0.07)

Total Income From Operations	0.03

Less Dividends From:
Net investment income	(0.10)

Net Asset Value, End of Year	$4.95

Total Return(3)	0.56	%‡

Net Assets, End of Year (000s)	$273

Ratios to Average Net Assets:
Expenses(4)	0.59	%†
Net investment income	2.08	†

Portfolio Turnover Rate	27%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period November 14, 2003 (Commencement of Operations) to October 31, 2004.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager waived a portion of its management fee for the period ended October 31, 2004. If such fees were not waived, the actual annualized expense ratio would have been 0.63%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

23 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Smith Barney Short Duration Municipal Income Fund (the “Fund”) is a separate diversified series of Smith Barney Trust II (the “Trust”), a Massachusetts business trust.The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.The Fund commenced operations on March 17, 2003.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities.When market quotated prices are not readily available, or are determined not to reflect accurately fair value, the Fund may value such investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(e) Exempt-Interest Dividends and Other Distributions. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. It is the Fund’s policy to distribute dividends monthly. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

24 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(f ) Class Accounting. Class specific expenses are charged to each class; investment advisory fees and general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”) a subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.The Fund pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly. During the year ended October 31, 2004, SBFM waived a portion of its advisory fee in the amount of $56,519.

Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Global Fund Services (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $31,360 to CTB.

Citigroup Global Markets Inc. (“CGM”) (formerly known as Salomon Smith Barney Inc.) another subsidiary of Citigroup, acts as the Fund’s distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There is a maximum initial sales charges of 2.00% for Class A shares.There is no contingent deferred sales charge (“CDSC”) on the Fund’s Class B shares. Class B shares are available only in an exchange from another Smith Barney fund.

For the year ended October 31, 2004, CGM received sales charges of approximately $469,000 on sales of the Fund’s Class A shares.

In addition, for the year ended October 31, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B

CDSCs	$36,000	$3,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

25 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases	$120,124,717

Sales	43,618,086

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,456,991
Gross unrealized depreciation	(287,884)

Net unrealized appreciation	$1,169,107

At October 31, 2004, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell	Contracts	Date	Value	Value	Loss

U.S. 5 Year Treasury Notes	580	12/04	$64,185,157	$64,597,500	$(412,343)

4. Class Specific Expenses

Pursuant to a Service Plan, the Fund pays a distribution/service fee calculated at the annual rate not to exceed 0.15% of the average daily net assets of the Fund attributable to Class A shares, and not to exceed 0.50% of the average daily net assets of the Fund attributable to Class B and Class C shares (effective April 29, 2004, Class L was renamed Class C). For the year ended October 31, 2004, total Service Plan fees incurred were:

	Class A	Class B	Class C	Class Y

Distribution Plan Fees	$171,401	$14,531	$237,113	—

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$10,661	$1,827	$21,387	$85

For the year ended October 31, 2004, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$36,558	$930	$15,174	$40

26 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

5. Distributions Paid to Shareholders by Class

		March 17, 2003
	Year Ended	(Commencement of Operations)
	October 31, 2004	to October 31, 2003

Net Investment Income
Class A	$2,172,937	$405,245
Class B	45,995	11,495
Class C	729,007	191,928
Class Y	2,593	—

Total	$2,950,532	$608,668

6. Shares of Beneficial Interest

At October 31, 2004, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.00001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

			March 17, 2003
	For the Year Ended		(Commencement of Operations)
	October 31, 2004		to October 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	23,210,885	$115,593,593	20,660,866	$103,498,254
Shares issued on reinvestment	358,225	1,777,256	58,891	294,897
Shares repurchased	(11,231,432)	(55,815,855)	(5,557,556)	(27,828,600)

Net Increase	12,337,678	$61,554,994	15,162,201	$75,964,551

Class B
Shares sold	408,580	$2,027,838	494,269	$2,473,546
Shares issued on reinvestment	4,686	23,232	887	4,446
Shares repurchased	(164,465)	(815,657)	(39,281)	(198,371)

Net Increase	248,801	$1,235,413	455,875	$2,279,621

Class C†
Shares sold	9,563,567	$47,682,411	9,858,922	$49,430,458
Shares issued on reinvestment	110,397	548,130	26,980	135,094
Shares repurchased	(7,858,675)	(39,083,342)	(2,025,364)	(10,143,315)

Net Increase	1,815,289	$9,147,199	7,860,538	$39,422,237

Class Y‡
Shares sold	55,249	$273,256	—	—
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	—	—

Net Increase	55,249	$273,256	—	—

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

‡	For the period November 14, 2003 through October 31, 2004.

27 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information & Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2004	2003

Tax-exempt income	2,950,532	$608,668
Long-term capital gains	—	—

Total distributions paid	$2,950,532	$608,668

As of October 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income	153,967
Undistributed long-term capital gains	—

Total undistributed earnings	$153,967
Capital loss carryforward	(3,499,963	)*
Other book/tax temporary differences	279,233	**
Unrealized appreciation	756,764	**

Total accumulated losses	$(2,309,999)

*	On October 31, 2004, the Fund had a net capital loss carryforward of $3,499,963, of which $229,453 expires in 2011 and $3,270,510 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures con- tracts and differences in the book/tax treatment of amortization of organization costs and dividends payable.

8.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age.Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement.Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment under the Plan during this period.The Fund’s allocable share of the expenses of the Plan for the year ended October 31, 2004 and the related liability at October 31, 2004 was $1,166.

9. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was

28 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

10. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions.The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct.The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

29 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Smith Barney Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Short Duration Municipal Income Fund of Smith Barney Trust II (the “Trust”) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2004 and the period March 17, 2003 (commencement of operations) through October 31, 2003 and the financial highlights for the periods indicated herein.These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Smith Barney Short Duration Municipal Income Fund as of October 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2004 and the period March 17, 2003 through October 31, 2003 and the financial highlights for the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
December 17, 2004

30 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Smith Barney Short Duration Municipal Income Fund (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

Number of
		Term of	Principal	Portfolios In	Other Board
	Position(s)	Office* and	Occupation(s)	Fund Complex	Memberships
	Held with	Length of	During Past	Overseen by	Held by
Name, Address and Age	Fund	Time Served	Five Years	Trustee	Trustee

Non Interested Trustees:
Elliott J. Berv	Trustee	Since 2001	Executive Vice President	36	Board Member,
c/o R. Jay Gerken			and Chief Operations Officer,		American Identity Corp.
Citigroup Asset Management			DigiGym Systems (on-line		(doing business as
(“CAM”)			personal training systems) (since		Morpheus Technologies)
399 Park Avenue			2001); Chief Executive Officer,		(biometric information
New York, NY 10022			Rocket City Enterprises (internet		management) (since
DOB: 4/30/43			service company) (from 2000 to		2001; consultant since
			2001); President, Catalyst		1999); Director, Lapoint
			(consulting) (since 1984).		Industries (industrial
filter company) (since
2002); Director,
Alzheimer’s Association
(New England Chapter)
(since 1998).

Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director, Temple-Inland
c/o R. Jay Gerken			(engineering) (since 1999);		(forest products) (since
CAM			former Chief Executive Officer,		2003); American
399 Park Avenue			Radian International LLC		Electric Power Co.
New York, NY 10022			(engineering) (from 1996 to		(electric utility) (since
DOB: 7/20/37			1998), Member of Management		1999); Director, Valero
			Committee, Signature Science		Energy (petroleum
			(research and development) (since		refining) (since 1999);
			2000).		Director, National
Instruments Corp.
(technology) (since
1994).

A. Benton Cocanougher	Trustee	Since 2001	Dean Emeritus and Wiley	31	None
c/o R. Jay Gerken			Professor, Texas A&M
CAM			University (since 2001);
399 Park Avenue			former Dean and Professor of
New York, NY 10022			Marketing, College and
DOB: 7/6/38			Graduate School of Business
of Texas A&M University
(from 1987 to 2001).

31 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Mark T. Finn	Trustee	Since 2001	Adjunct Professor, William &	36	None
c/o R. Jay Gerken			Mary College (since September
CAM			2002); Principal/member, Belvan
399 Park Avenue			Partners/Balfour Vantage – Manager
New York, NY 10022			and General Partner to the
DOB: 5/16/43			Vantage Hedge Fund, LP (since
March 2002); Chairman and
owner, Vantage Consulting Group,
Inc. (investment advisory and
consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since 2001	Chief Executive Officer, HLB Gross	31	Director, United Telesis,
c/o R. Jay Gerken			Collins, P.C. (accounting firm) (since		Inc. (telecommunications)
CAM			1979); Partner, Capital Investment		(since 1997); Director,
399 Park Avenue			Advisory Partners (consulting)		eBank.com, Inc. (since
New York, NY 10022			(2000–2002); former Chief Operating		1997); Director, Andersen
DOB: 10/8/47			Officer, General Media Communications,		Calhoun, Inc. (assisted
			Inc. (from March 2003 to August 2003);		living) (since 1987);
			former Managing Director, Fountainhead		former Director, Charter
			Ventures, LLC (consulting) (from		Bank, Inc. (from 1987 to
			1998 to 2003); Secretary, Carint		1997); former Director,
			N.A. (manufacturing) (1988–2002);		Yu Save, Inc. (internet
			former Treasurer, Hank Aaron		company) (from 1998 to
			Enterprises (fast food franchise)		2000); former Director,
			(from 1985 to 2001); Treasurer,		Hotpalm, Inc. (wireless
			Coventry Limited, Inc. (since 1985).		applications) (from 1998
to 2000).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
DOB: 3/25/40

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic Management	36	Director, Eclipse Funds
c/o R. Jay Gerken			Advisors, LLC/Global Research		(currently supervises 12
CAM			Associates, Inc. (investment		investment companies
399 Park Avenue			consulting) (since 1990).		in fund complex) (since
New York, NY 10022					1990).
DOB: 8/12/51

32 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Former Director, Comshare,
c/o R. Jay Gerken			University (since 1996).		Inc. (information
CAM					technology) (since 1985
399 Park Avenue					to 2003); Director,
New York, NY 10022					DigitalNet Holdings, Inc.
DOB: 12/27/41					(since 2003).

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance, University	31	None
c/o R. Jay Gerken			of Houston (from 1977 to 2002);
CAM			independent consultant
399 Park Avenue			(since 1984).
New York, NY 10022
DOB: 7/6/42

Interested Trustee:

R. Jay Gerken*	Chairman,	Since 2002	Managing Director of Citigroup	221	N/A
CAM	President,		Global Markets (“CGM”) (since
399 Park Avenue	and Chief		1996); Chairman, President, and
New York, NY 10022	Executive		Chief Executive Officer of Smith
DOB: 4/5/51	Officer		Barney Fund Management LLC
(“SBFM”), Travelers Investment
Advisers, Inc. (“TIA”) and Citi
Fund Management Inc. (“CFM”);
President and Chief Executive
Officer of certain mutual funds
associated with Citigroup Inc.,
(“Citigroup”) formerly, Portfolio
Manager of Smith Barney
Allocation Series Inc. (from 1996
to 2001) and Smith Barney Growth
and Income Fund (from 1996
to 2000)

Officers:

Andrew B. Shoup	Senior Vice	Since 2003	Director of CAM; Chief	N/A	N/A
CAM	President and		Administrative Officer of mutual
125 Broad Street	Chief		funds associated with Citigroup
New York, NY 10004	Administrative		Inc.; Head of International Funds
DOB: 8/1/56	Officer		Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM
(from 2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000).

Frances M. Guggino	Chief	Since 2004	Vice President of CAM, Chief	N/A	N/A
CAM	Financial		Financial Officer and Treasurer
125 Broad Street	Officer		of certain mutual funds associated
New York, NY 10004	and		with Citigroup; Controller of
DOB: 9/8/57	Treasurer		certain mutual funds associated
with Citigroup.

33 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Notes to Financial Statements (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Andrew Beagley	Chief Anti-	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Money		Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
DOB: 10/9/62			Compliance Officer and Vice
	Chief	Since 2004	President of certain mutual
	Compliance		funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa.
Citigroup Asset Management
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith
Barney Global Capital
Management Inc., Salomon
Brothers Asset Management Asia
Pacific Limited (from 1997
to 1999).

Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain mutual funds
125 Broad Street			associated with Citigroup.
New York, NY 10004
DOB: 6/30/64

Robert I. Frenkel	Secretary	Since 2000	Managing Director and General	N/A	N/A
CAM	Chief Legal	Since 2003	Counsel, Global Mutual Funds
300 First Stamford Place	Officer		for CAM (since 1994), Secretary
Stamford, CT 06902			of certain mutual funds associated
DOB: 12/12/54			with Citigroup Inc., Chief Legal
Officer of mutual funds associated
with Citigroup Inc.

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

*	Mr. Gerken is an “interested person” of the Fund’s as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

34 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

35 Smith Barney Short Duration Municipal Income Fund | 2004 Annual Report

SMITH BARNEY
SHORT DURATION MUNICIPAL INCOME FUND

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund Management LLC
Donald M. Carlton
A. Benton Cocanougher	DISTRIBUTOR
Mark T. Finn	Citigroup Global Markets Inc.
R. Jay Gerken, CFA,Chairman*
Stephen Randolph Gross	CUSTODIAN
Diana R. Harrington	State Street Bank
Susan B. Kerley	& Trust Company
Alan G. Merten	225 Franklin Street
R. Richardson Pettit	Boston, MA 02110

TRANSFER AGENT
OFFICERS*	Citicorp Trust Bank, fsb.
R. Jay Gerken, CFA	125 Broad Street, 11th Floor
President and	New York, New York 10004
Chief Executive Officer
SUB-TRANSFER AGENT
Andrew B. Shoup	PFPC Inc.
Senior Vice President and	P.O. Box 9699
Chief Administrative Officer	Providence, RI 02940-9699

Frances M. Guggino	INDEPENDENT REGISTERED
Chief Financial Officer and	PUBLIC ACCOUNTING FIRM
Treasurer	KPMG LLP
757 Third Avenue
Andrew Beagley	New York, New York 10017
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

* Affiliated Person of
Investment Manager

Smith Barney Trust II

Smith Barney Short Duration Municipal Income Fund The fund is a separate investment fund of Smith Barney Trust II, a Massachusetts business trust.

This report is submitted for general information of the shareholders of Smith Barney Trust II — Smith Barney Short Duration Municipal Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY SHORT DURATION
MUNICIPAL INCOME FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 months period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon requst, by calling 1-800-451-2010, (2) on the fund’s website at www. citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02866 12/04	04-7536

ITEM 2.	CODE OF ETHICS. The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a)	Audit Fees for the Smith Barney Trust II were $71,000 and $64,000 for the years ended 10/31/04 and 10/31/03, respectively.
	(b)	Audit-Related Fees for the Smith Barney Trust II were $0 and $46,000 for the years ended 10/31/04 and 10/31/03.
(c)	Tax Fees for Smith Barney Trust II of $7,000 and $7,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Trust II.

	(d)	All Other Fees for Smith Barney Trust II of $0 and $0 for the years ended 10/31/04 and 10/31/03.
	(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

(f)	N/A
(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II were $0 and $0 for the years ended 10/31/04 and 10/31/03.

(h)	Yes. The Smith Barney Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Trust II or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	[RESERVED]
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 10.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
	(a)	Code of Ethics attached hereto.
Exhibit 99.CODE ETH
	(b)	Attached hereto.
Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Short Duration Municipal Income Fund

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Short Duration Municipal Income Fund

Date: January 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Short Duration Municipal Income Fund

Date: January 6, 2005

By:	/s/ Frances M Guggino (Frances M Guggino) Chief Financial Officer of Smith Barney Short Duration Municipal Income Fund

Date: January 6, 2005